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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): November 21, 2022
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WEJO GROUP LIMITED
(Exact name of registrant as specified in its charter)

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Bermuda	001-41091	98-1611674
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
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Canon’s Court
22 Victoria Street
Hamilton Bermuda HM12

(Address of Principal Executive Offices)	(Zip Code)
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Registrant’s telephone number, including area code: +44 8002 343065
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Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuantto Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common shares, par value $0.001 per share	WEJO	The NASDAQ Stock Market LLC

Warrants, each whole warrant exercisable for one share of common shares at an exercise price of $11.50	WEJOW	The NASDAQ Stock Market LLC
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 21, 2022, Wejo Group Limited (the “Company”) entered into a binding letter of intent (the “Convertible Notes LOI”) with respect to the sale of a proposed aggregate principal amount of $10.0 million of convertible notes (the “Convertible Notes”) with General Motors Holdings LLC. The Convertible Notes will be secured by a second lien on the Company’s assets that are subject to first lien security interests under the Company’s Secured Loan Notes (see Note 13 to the Company’s Condensed Consolidated Financial Statements included in its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 21, 2022) and a first lien on any unencumbered assets. The Convertible Notes will be issued at a 5% discount to their face value, pay interest of 5% per annum and mature 12 months from issuance (which can be automatically extended by 24 months upon criteria to be mutually agreed by the Company and the lead investor (to 36 months total)). In addition, the Convertible Notes will contain an optional redemption at the holders’ (the “Convertible Noteholders”) discretion to redeem the Convertible Notes at a price of 120% of the outstanding principal amount plus any accrued but unpaid interest. Further, the Convertible Noteholders will have an option to convert the Convertible Notes at any time prior to the maturity date, in whole or in part. The Convertible Noteholders shall also receive warrants (the “Warrants”) to purchase the Company’s common shares that are exercisable for a number of the Company’s common shares determined by dividing 10% of the Convertible Noteholders’ total investment amount by the volume weighted average price of the Company’s common shares on the NASDAQ for the ten-day period ending on the trading day immediately prior to the closing date of the Convertible Notes (the “Closing Date”). The Warrants will be exercisable upon the date of issuance, provide for cashless exercise, have an exercise price equal to the “NASDAQ Minimum Price” (as defined in NASDAQ Rule 5635(d)) at the Closing Date, and will expire three years from the date of issuance.

Completion of the transactions contemplated by the Convertible Notes LOI is subject to the completion of due diligence, the negotiation of definitive agreements and the satisfaction of the conditions negotiated therein. Accordingly, there can be no assurance that definitive agreements will be entered into or that the proposed transactions contemplated by the Convertible Notes LOI will be consummated.

The foregoing is only a summary of the material terms of the Convertible Notes LOI, and does not purport to be a complete description of the rights and obligations of the parties thereunder. The summary of the Convertible Notes LOI is qualified in its entirety by reference to the agreement, which is filed as an exhibit to this Current Report and is incorporated by reference herein.

The Company is party with GM to that certain Data Sharing Agreement, dated December 21, 2018 (as amended, the “Data Sharing Agreement”). GM currently holds more than 5.0% of the Company’s equity.

Pursuant to the terms of the Data Sharing Agreement, the Company and GM share fees with respect to data licenses that support the opportunities for licensing of connected vehicle data. During the years ended December 31, 2021 and 2020, the Company recorded $3.5 million and $2.4 million, respectively, as a reduction to revenue, net on the Consolidated Statements of Operations and Comprehensive Loss for revenue sharing amounts owed to GM.

As of September 30, 2022, the Company had $0.8 million recorded to accounts payable on the Consolidated Balance Sheets for amounts owed to GM.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03 of this Current Report to the extent required.

Item 3.02 Unregistered Sales of Equity Securities

The matters described in Section 1.01 of this Current Report related to the Convertible Notes LOI are incorporated herein by reference. In the proposed issuance and sale of Convertible Notes, the Company will rely upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder for transactions not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Binding Letter of Intent, dated as of November 21, 2022, by and between Wejo Group Limited and General Motors Holdings LLC.
10.2	Data Sharing Agreement, dated December 21, 2018, by and between Wejo Limited and General Motors Holdings LLC(1)
10.2.1	Amendment One to Data Sharing Agreement, dated February 19, 2019, by and between Wejo Limited and General Motors Holdings LLC(2)
10.2.2	Amendment Two to Data Sharing Agreement, dated June 25, 2019, by and between Wejo Limited and General Motors Holdings LLC(3)
10.2.3	Amendment Three to Data Sharing Agreement, dated November 18, 2019, by and between Wejo Limited and General Motors Holdings LLC(4)
10.2.4	Amendment Four to Data Sharing Agreement, dated December 5, 2019, by and between Wejo Limited and General Motors Holdings LLC(5)
10.2.5	Amendment Five to Data Sharing Agreement, dated April 21, 2021, by and between Wejo Limited and General Motors Holdings LLC(6)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
(1) Incorporated by reference to Exhibit 10.2 to the Company’s Registration Statement on Form S-4 filed on July 16, 2021
(2) Incorporated by reference to Exhibit 10.3 to the Company’s Registration Statement on Form S-4 filed on July 16, 2021
(3) Incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form S-4 filed on July 16, 2021
(4) Incorporated by reference to Exhibit 10.5 to the Company’s Registration Statement on Form S-4 filed on July 16, 2021
(5) Incorporated by reference to Exhibit 10.6 to the Company’s Registration Statement on Form S-4 filed on July 16, 2021
(6) Incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form S-4 filed on July 16, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEJO GROUP LIMITED

Date: November 28, 2022	By:	/s/ John T. Maxwell
John T. Maxwell
Chief Financial Officer